Exhibit 10.3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO DARIOHEALTH CORP. IF PUBLICLY DISCLOSED. OMISSIONS ARE DENOTED IN BRACKETS WITH ASTERISKS THROUGHOUT THIS EXHIBIT.

THIRD AMENDMENT TO

LOAN AND SECURITY AGREEMENT AND SUPPLEMENT

This Third Amendment to Loan and Security Agreement and Supplement (this “Amendment”) is dated as of December 17, 2024 (the “Third Amendment Date”), and is entered into by and among DarioHealth corp., a Delaware corporation (“Parent”), PsyInnovations, Inc., a Delaware corporation, , Twill, Inc., a Delaware corporation (together with Parent, each individually, a “Borrower,” and collectively, “Borrower”), LabStyle Innovation Ltd., an Israeli private company (“Guarantor”), Avenue Venture Opportunities Fund II, L.P., a Delaware limited partnership (“Avenue 2”) and Avenue Venture Opportunities Fund, L.P., a Delaware limited partnership (in the capacity as administrative agent and collateral agent, “Agent,” and, together with Avenue 2, each individually, a “Lender,” and collectively, “Lenders”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (defined herein).

Recitals

A.                 Borrower, Guarantor, Lenders and Agent have entered into that certain Loan and Security Agreement (the “LSA”) dated as of May 1, 2023, as supplemented by that certain Supplement to the Loan and Security Agreement (the “Supplement”) dated as of May 1, 2023, together with related documents and agreements (together, as further amended, restated, or otherwise modified from time to time, hereinafter collectively referred to as the “Loan Agreement”).

B.                 Borrower, Guarantor, Lenders and Agent now desire to amend the Loan Agreement upon the terms and conditions more fully set forth in this Amendment.

Agreement

NOW, THEREFORE, in consideration of the foregoing Recitals, the parties hereto agree as follows:

1.                  Amendments.

1.1                                   The following definitions in Part I of the Supplement are hereby amended and restated in their entirety, as set forth below:

“Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to [**].

“Interest-only Milestone B” means Borrower has achieved on or before March 31, 2025, in addition to the achievement of Interest-only Milestone A, at least [**] in net equity capital, subject to written evidence of the same, in form and content reasonably acceptable to Lenders.

“Interest-only Period” means the period commencing on the Closing Date and continuing until the eighteenth (18th) month anniversary of the Closing Date; provided, however, that such period shall be extended for six (6) months if as of the last day of the Interest-only Period then in effect, Borrower has achieved Interest-only Milestone A; provided, further, that such extended period shall be further extended for an additional six (6) months if as of the last day of the Interest-only Period then in effect, Borrower has achieved Interest-only Milestone B; provided, further, that such extended period shall be further extended for an additional six (6) months if as of the last day of the Interest-only Period then in effect, Borrower has achieved Interest-only Milestone C; provided, further, however, that the Interest-only Period shall not exceed thirty-six (36) months.

“Maturity Date” means May 1, 2027, provided, however, that if Borrower has achieved both Interest-only Milestone B and Interest-only Milestone C, then such date shall be extended to November 1, 2027.

1.2                                   The following definition is hereby inserted immediately after the definition of “Interest-only Milestone B” in Part I of the Supplement, as set forth below:

“Interest-only Milestone C” means Borrower has achieved for the trailing six (6) month period ending September 30, 2025, in addition to the achievement of Interest-only Milestone B, at least [**] in net revenue, with cash burn not to exceed [**], subject to written evidence of the same, in form and content reasonably acceptable to Lenders.

1.3                                   Section 3(d) of Part 2 of the Supplement is hereby amended and restated in its entirety, as set forth below:

3(d) Conversion Right. The Lenders shall have the right, in their discretion, but not the obligation, at any time and from time to time, while the Loan is outstanding, to convert an amount of up to Two Million Dollars ($2,000,000.00) of the principal amount of the outstanding Growth Capital Loans (the “Conversion Option”) into Borrower’s unrestricted, freely tradable Common Stock (either through the filing of a re-sale registration statement, prospectus supplement or pursuant to Rule 144 as promulgated under the Securities Act of 1933, as amended) at a price per share equal to $0.8650 (the “Conversion Price;” the exercise of such Conversion Option, a “Conversion”). Notwithstanding the foregoing, such Conversion shall be subject to the rules of the Nasdaq Stock Market in all respects. The Conversion Option will be exercised by such Lenders delivering a written, signed conversion notice to the Borrower in accordance with this Section 3(d), which will include (i) the date of which the conversion notice is given, (ii) a statement to the effect that the applicable Lender is exercising the Conversion Option, (iii) the amount in respect of which the Conversion Option is being exercised and the number of shares issued and (iv) a date on which the allotment and issuance of the shares is to take place.

2.                  Conditions.

2.1                                   Stockholder Approval to Reprice Warrants. Within 120 days following the Third Amendment Date, Parent shall hold a special meeting of its stockholders to obtain approval from its stockholders to revise the Stock Purchase Price set forth (and as defined) in the Warrants to $0.7208, and thereafter, promptly following receipt of such approval, shall deliver amendments to the Warrants to incorporate the revised term, in form and substance reasonably satisfactory to Lenders, substantially in the form of Exhibits A-1 and A-2 attached hereto.

3.                  Borrower’s Representations And Warranties. Borrower represents and warrants that:

a.	Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (ii) no Event of Default has occurred and is continuing.

b.	Borrower has the organizational power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment.

c.	The certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Lenders on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

d.	The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary company action on the part of Borrower.

e.	This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

f.	As of the date hereof, to its best knowledge, it has no defenses against the obligations to pay any amounts arising under the Loan and Security Agreement. Borrower acknowledges that, to its best knowledge, Lenders and Agent have acted in good faith and have conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Lenders and Agent are entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

4.                  Limitation. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Lenders or Agent may now have or may have in the future under or in connection with the Loan Agreement (as amended hereby) or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

5.                  Effectiveness. This Amendment shall become effective upon Lenders’ and Agent’s receipt of the following:

5.1                                   this Amendment, duly executed by Borrower;

5.2                                   an amendment fee in the amount of [**];

5.3                                   reimbursement of Lenders’ and Agent’s fees and expenses, including all reasonable documented attorneys’ fees, expenses and disbursements, incurred through the date of this Amendment.

6.                  Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment. This Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.

7.                  Incorporation By Reference.  The provisions of Sections 9.11 and 9.12 of the Loan Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

8.                  Electronic Signatures. This Amendment may be executed by electronic signatures. Borrower, Lenders and Agent expressly agree to conduct the transactions contemplated by this Amendment and the other Loan Documents by electronic means (including, without limitation, with respect to the execution, delivery, storage and transfer of this Amendment and each of the other Loan Documents by electronic means and to the enforceability of electronic Loan Documents). Delivery of an executed signature page to this Amendment and each of the other Loan Documents by facsimile or other electronic mail transmission (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be effective as delivery of a manually executed counterpart hereof and thereof, as applicable. The words “execution,” “signed,” “signature” and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

[Signature Pages Follow on Next Page.]

       In Witness Whereof, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

Borrower:

DarioHealth Corp.		PsyInnovations, Inc.

By:	/s/ Zvi Ben-David	By:	/s/ Zvi Ben-David
Name:	Zvi Ben-David	Name:	Zvi Ben-David
Title:	Chief Financial Officer	Title:	Treasurer

Twill, Inc.

By:	/s/ Zvi Ben-David
Name:	Zvi Ben-David
Title:	Treasurer

Guarantor:
LabStyle Innovation Ltd.

By:	/s/ Zvi Ben-David
Name:	Zvi Ben-David
Title:	Director

Lenders:

Avenue Venture Opportunities Fund, L.P.		Avenue Venture Opportunities Fund II, L.P.

By:	Avenue Venture Opportunities Partners, LLC	By:	Avenue Venture Opportunities Partners, LLC
Its:	General Partner	Its:	General Partner

By:	/s/ Sonia Gardner	By:	/s/ Sonia Gardner
Name:	Sonia Gardner	Name:	Sonia Gardner
Title:	Member	Title:	Member

Agent:

Avenue Venture Opportunities Fund, L.P.

By:	Avenue Venture Opportunities Partners, LLC
Its:	General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

Signature Pages (Third Amendment to Loan and Security Agreement and Supplement)

Exhibit A-1

AMENDMENT NO. 3 TO WARRANT TO PURCHASE

SHARES OF STOCK OF

DARIOHEALTH CORP.

THIS AMENDMENT NO. 3 TO WARRANT TO PURCHASE SHARES OF STOCK OF DARIOHEALTH CORP. is made as of December 17, 2024, by and between AVENUE VENTURE OPPORTUNITIES FUND, L.P., (“Holder”) and DARIOHEALTH CORP., a Delaware corporation (the “Company”).

WHEREAS, Holder is the holder of that certain Warrant to Purchase Shares of Stock of DarioHealth Corp. dated as of May 1, 2023 issued by the Company to Holder (as amended by that certain Amendment No. 1 to Warrant effective as of June 14, 2023, and by that certain Amendment No. 2 to Warrant effective as of February 15, 2024, the “Warrant”);

WHEREAS, the parties now desire to amend the Warrant;

.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Amendment of Warrant. The defined term “Stock Purchase Price” is hereby amended and restated as follows:

“Stock Purchase Price” means $0.7208, subject to stockholder approval as required by Nasdaq rules.

2.       No Other Amendments. Except as amended hereby, the Warrant shall remain in full force and effect as originally written.

3.       Governing Law. This Amendment No. 3 shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws provisions.

[Remainder of page left blank intentionally]

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 to Warrant to Purchase Stock as of the date first above written.

DARIOHEALTH CORP.

By:	/s/ Zvi Ben-David
Name:	Zvi Ben-David
Title:	Chief Financial Officer

AVENUE VENTURE OPPORTUNITIES FUND II, LP

By:	Avenue Venture Opportunities Partners II, LLC
Its:	General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

Exhibit A-2

AMENDMENT NO. 3 TO WARRANT TO PURCHASE

SHARES OF STOCK OF

DARIOHEALTH CORP.

THIS AMENDMENT NO. 3 TO WARRANT TO PURCHASE SHARES OF STOCK OF DARIOHEALTH CORP. is made as of December 17, 2024, by and between AVENUE VENTURE OPPORTUNITIES FUND II, L.P., (“Holder”) and DARIOHEALTH CORP., a Delaware corporation (the “Company”).

WHEREAS, Holder is the holder of that certain Warrant to Purchase Shares of Stock of DarioHealth Corp. dated as of May 1, 2023 issued by the Company to Holder (as amended by that certain Amendment No. 1 to Warrant effective as of June 14, 2023, and by that certain Amendment No. 2 to Warrant effective as of February 15, 2024, the “Warrant”);

WHEREAS, the parties now desire to amend the Warrant;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Amendment of Warrant. The defined term “Stock Purchase Price” is hereby amended and restated as follows:

 “Stock Purchase Price” means $0.7208, subject to stockholder approval as required by Nasdaq rules.

2.       No Other Amendments. Except as amended hereby, the Warrant shall remain in full force and effect as originally written.

3.       Governing Law. This Amendment No. 3 shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws provisions.

[Remainder of page left blank intentionally]

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 to Warrant to Purchase Stock as of the date first above written.

DARIOHEALTH CORP.

By:	/s/ Zvi Ben-David
Name:	Zvi Ben-David
Title:	Chief Financial Officer

AVENUE VENTURE OPPORTUNITIES FUND II, LP

By:	Avenue Venture Opportunities Partners II, LLC
Its:	General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member